Exhibit 99.1
FORBEARANCE AGREEMENT
     FORBEARANCE AGREEMENT, dated as of [          ], 2010 (this “Forbearance Agreement”), by and among the Noteholders on the signature pages attached hereto (collectively, the “Initial Consenting Noteholders”), the Indenture Trustee (defined below), the Collateral Agent (defined below) and any party that executes a Joinder Agreement in the form attached hereto as Exhibit A (the “Joinder Agreement”). The Initial Consenting Noteholders, collectively with any parties that execute a Joinder Agreement, shall collectively be referred to herein as the “Consenting Noteholders”.
RECITALS
     WHEREAS, the Initial Consenting Noteholders collectively, as of the date hereof, hold in excess of 75% of the aggregate principal amount of the Senior Secured Floating Rate Notes issued by InSight Health Services Corp. (“InSight”) and guaranteed by InSight Health Services Holdings Corp. (“Parent”) as well as certain of InSight’s subsidiaries (collectively, the “Subsidiary Guarantors” and, collectively with InSight and Parent, the “Obligors”) under that certain Indenture (as amended from time to time, the “Indenture”)1 by and among Insight, certain affiliates thereof as guarantors, and U.S. Bank National Association, as indenture trustee (in such capacity, the “Indenture Trustee”), dated September 22, 2005;
     WHEREAS, U.S. Bank National Association is collateral agent under that certain Collateral Agency Agreement among the Obligors, the Indenture Trustee and U.S. Bank National Association, as collateral agent, dated September 22, 2005, and certain other Security Documents (in such capacity, the “Collateral Agent”);
     WHEREAS, the Obligors have failed to pay interest due and payable on November 1, 2010 on the Notes in accordance with the terms of the Notes and the Indenture;
     WHEREAS, it is anticipated that the Obligors’ inability to cure such nonpayment within the thirty (30) day cure period set forth in Section 6.01(i) of the Indenture will result in an Event of Default (such Event of Default, collectively with any other Defaults or Events of Default that may exist in any of the Transaction Documents (defined below) solely by reason of such Event of Default, the “Specified Events of Default”);
     WHEREAS, the Consenting Noteholders, the Indenture Trustee and the Collateral Agent desire to work together and with the Obligors to pursue a restructuring of the Note Obligations; and
     WHEREAS, in connection with the pursuit of such restructuring, the Consenting Noteholders, the Indenture Trustee and the Collateral Agent are willing to forbear from exercising certain of their rights and remedies under the Indenture, the Notes, the Guarantees and the Security Documents (collectively, the “Transaction Documents”) with respect to the Specified Events of Default until the Forbearance Termination Date (as defined below), all on the terms and conditions hereinafter provided.
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

[1]	Defined terms used herein but not otherwise defined herein shall have the meaning ascribed to such terms in the Indenture.

AGREEMENT
SECTION 1. FORBEARANCE
     The Consenting Noteholders agree that they will not and that they will not request that the Indenture Trustee, and the Indenture Trustee agrees that it will not unless otherwise directed in writing by holders of a majority in aggregate principal amount of the outstanding Notes, accelerate any of the Note Obligations or exercise any remedies under the Transaction Documents (including but not limited to any remedies available under Sections 6.02, 6.03, 6.07 and 6.08 of the Indenture, as applicable) or any other remedy they may have, or otherwise instruct the Collateral Agent to exercise any remedies under the Transaction Documents and the Collateral Agent agrees that it will not unless otherwise directed in writing by holders of a majority in aggregate principal amount of the outstanding Notes in accordance with the Transaction Documents, exercise any remedies under the Transaction Documents or any other remedy it may have, in each case, at law or in equity, as a result of the Specified Events of Default, during the period from and including the Effective Date (as defined below) to but excluding the Forbearance Termination Date; provided that, on and at all times after the Forbearance Termination Date, if all Specified Events of Default that then exist have not been cured (if applicable) or waived, the Consenting Noteholders may request, and the Indenture Trustee may declare, the acceleration of the Note Obligations and the Consenting Noteholders and the Indenture Trustee and the Collateral Agent may exercise any and all rights available to them under the Transaction Documents, pursuant to applicable law, under equity, or otherwise, in relation to such Specified Events of Default. The Consenting Noteholders, the Indenture Trustee and the Collateral Agent make no commitment to extend the Forbearance Termination Date on the terms and conditions hereof or on any other terms and conditions.
          As used herein, the term “Forbearance Termination Date” shall mean December [ ], 2010.
SECTION 2. REPRESENTATIONS AND WARRANTIES/ DIRECTION TO INDENTURE
TRUSTEE AND COLLATERAL AGENT
          A. Each Consenting Noteholder represents and warrants to each other Consenting Noteholder and to the Indenture Trustee and the Collateral Agent (a) that as of the date hereof, it is the beneficial owner and/or the investment advisor or manager of discretionary accounts for the holder or beneficial owners of the aggregate principal amount of outstanding Notes set forth below, with the power to vote (and cause the nominal record holder to vote) and dispose of all of the aggregate principal amount of such Notes on behalf of such holders or beneficial owners and is entitled (for its own account or for the account of such other holders or beneficial owners or other persons claiming through it) to all of the rights and economic benefits of such holdings and (b) that as of the date hereof, other than pursuant to the Forbearance Agreement, such Notes held by it are free and clear of any pledge, lien, security interest, charge, claim, equity, option, proxy, voting restriction, right of first refusal or other limitation on disposition or encumbrance of any kind, that would adversely affect in any way its performance of its obligations contained in the Forbearance Agreement.
          B. Pursuant to Section 6.05 of the Indenture and Section 2.03 of the Collateral Agency Agreement, each Consenting Noteholder hereby directs the Indenture Trustee and the Collateral Agent to execute and deliver this Forbearance Agreement. The Obligors agree to pay the fees and expenses of the Indenture Trustee and the Collateral Agent in accordance with the Indenture and Collateral Agency Agreement, including default administration fees.

SECTION 3. CONDITION PRECEDENT TO EFFECTIVENESS
          The forbearance set forth in Section 1 hereof is subject to, and shall be effective on the date (the “Effective Date”)2 upon which the Initial Consenting Noteholders shall have delivered this Forbearance Agreement, duly executed, to InSight.
SECTION 4. MISCELLANEOUS
     Section 4.1 Binding Effect. This Forbearance Agreement shall be binding upon the parties hereto (which, for the avoidance of doubt, shall include any party that executes a Joinder Agreement) and their respective successors and assigns and shall inure to the benefit of the parties hereto and their successors and assigns. The forbearance stated in this Forbearance Agreement to be owing by the Consenting Noteholders, the Indenture Trustee and the Collateral Agent to each of the Obligors is expressly intended to be made for the benefit of each of the Obligors even though none of the Obligors is a party to this Forbearance Agreement and, based on the foregoing, each of the Obligors is entitled to enforce such forbearance without any act or notice of acceptance by any of the Obligors, all as if each of the Obligors were a party hereto.
     Section 4.2 Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     Section 4.3 Reference to and Effect Upon the Transaction Documents. Nothing in this Forbearance Agreement is intended to or shall modify or amend the Indenture, Notes and other Transaction Documents, and all rights of each Consenting Noteholder, the Indenture Trustee and the Collateral Agent, and all of the Note Obligations, shall remain in full force and effect, subject only to the forbearance set forth herein. The execution, delivery and effectiveness of this Forbearance Agreement shall not directly or indirectly (a) constitute a consent or waiver of any past, present or future violations of any provisions of the Indenture, Notes or any other Transaction Documents, (b) amend, modify or operate as a waiver of any provision of the Indenture, Notes or any other Transaction Documents or any right, power or remedy of any Consenting Noteholder, the Indenture Trustee or the Collateral Agent (except as specifically provided herein) or (c) constitute a course of dealing or other basis for altering any Note Obligations or any other contract or instrument. No Consenting Noteholder nor the Indenture Trustee or the Collateral Agent has waived, is by this Forbearance Agreement waiving, and has any intention of waiving (regardless of any delay in exercising such rights and remedies), any Default or Event of Default which may be continuing on the date hereof or any Default or Event of Default which may occur after the date hereof (whether the same or similar to the Specified Events of Defaults or otherwise), and no Consenting Noteholder nor the Indenture Trustee or the Collateral Agent has agreed to forbear with respect to any of its rights or remedies concerning any Default or Event of Default (other than, during the period commencing on the Effective Date and ending on the Forbearance Termination Date, the Specified Events of Default solely to the extent expressly set forth herein), which may have occurred or are continuing as of the date hereof, or which may occur after the date hereof. All rights and protections of the Indenture Trustee and the Collateral Agent on their own behalf respectively are reserved.

[2]	This Forbearance Agreement shall be valid and binding on the Consenting Noteholders whether or not the Indenture Trustee and/or the Collateral Agent are signatories hereto. For the avoidance of doubt, this Forbearance Agreement shall not be effective as against either the Indenture Trustee or the Collateral Agent unless such parties are signatories hereto.

     Section 4.4 Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
     Section 4.5 APPLICABLE LAW. THIS FORBEARANCE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OTHER THAN THOSE OF THE STATE OF NEW YORK.
     Section 4.6 Counterparts. This Forbearance Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
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     IN WITNESS WHEREOF, the parties hereto have caused this Forbearance Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

,
as a Noteholder

By:
Name:
Title:

[Signature Page to Forbearance Agreement]

U.S. Bank National Association, as Indenture Trustee
By:
Name:
Title:

U.S. Bank National Association, as Collateral Agent
By:
Name:
Title:

[Signature Page to Forbearance Agreement]

EXHIBIT A
JOINDER AGREEMENT
The undersigned hereby (i) executes the Forbearance Agreement, dated as of November ____, 2010 (as the same shall be amended from time to time the “Forbearance Agreement”) (defined terms used herein but not otherwise defined herein shall have the meaning ascribed to such terms in the Forebearance Agreement), by and among the Initial Consenting Noteholders, the Indenture Trustee, the Collateral Agent and any party that executes a Joinder Agreement, (ii) authorizes this signature page to be attached to a counterpart of such Forbearance Agreement, and (iii) agrees to be bound by the Forbearance Agreement as a Consenting Noteholder.
The undersigned represents and warrants to each other Consenting Noteholder (a) that as of the date hereof, it is the beneficial owner and/or the investment advisor or manager of discretionary accounts for the holder or beneficial owners of the aggregate principal amount of outstanding Notes set forth below, with the power to vote and dispose of all of the aggregate principal amount of such Notes on behalf of such holders or beneficial owners and is entitled (for its own account or for the account of such other holders or beneficial owners or other persons claiming through it) to all of the rights and economic benefits of such holdings and (b) that other than pursuant to the Forbearance Agreement, such Notes held by it are free and clear of any pledge, lien, security interest, charge, claim, equity, option, proxy, voting restriction, right of first refusal or other limitation on disposition or encumbrance of any kind, that would adversely affect in any way its performance of its obligations contained in the Forbearance Agreement.
Dated: ______________________

By:
Name:
Title:

Address:

Aggregate Principal Amount of Outstanding Notes: _______________________